                               JOHN HANCOCK FUNDS

--------------------------------------------------------------------------------

                                     GOLD &
                                   GOVERNMENT
                                      FUND



                                  ANNUAL REPORT


                                October 31, 1995

                                    TRUSTEES
                             Edward J. Boudreau, Jr.
                                    Chairman
                             William A. Barron, III*
                               Douglas M. Costle*
                                Leland O. Erdahl*
                               Richard A. Farrell*
                               William F. Glavin*
                                 Patrick Grant*
                               Ralph Lowell, Jr.*
                                 John A. Moore*
                             Patti McGill Peterson*
                                 John W. Pratt*
                         *Members of the Audit Committee

                                    OFFICERS
                             Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                                Vice Chairman and
                            Chief Investment Officer
                                 Anne C. Hodsdon
                                    President
                                Thomas H. Drohan
                       Senior Vice President and Secretary
                                 James B. Little
                            Senior Vice President and
                             Chief Financial Officer
                                 Susan S. Newton
                     Vice President, Assistant Secretary and
                               Compliance Officer
                               James J. Stokowski
                          Vice President and Treasurer

                                    CUSTODIAN
                          Investors Bank & Trust Company
                                 89 South Street
                           Boston, Massachusetts 02111

                                 TRANSFER AGENT
                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116

                               INVESTMENT ADVISER
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                  LEGAL COUNSEL
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

                             INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                               160 Federal Street
                           Boston, Massachusetts 02110

                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

Investors around the world have been watching Wall Street in awe for the better part of 1995. Through October, the Standard & Poor's 500-Stock Index, a widely-used barometer of stock performance, had grown by more than 25%. Investors who stayed in the market after a disappointing 1994 have been rewarded.

   On another street, Pennsylvania Avenue, one of the hot topics many people are watching is Medicare reform. While there's no clear-cut solution on the horizon, today's Medicare debate should serve as another wake-up call to all Americans about the need to have a financial plan and to save for retirement. Whether or not the government changes the way health-care benefits are allotted to senior citizens, the message is clear: your future security and well-being lies in your own hands -- not Uncle Sam's.

   We know you've heard it a hundred times. Pick up almost any financial periodical today, and you'll see cover stories on retirement. Many of them will perhaps scare you or make you think that the task of saving for retirement is just too daunting. But take heart. We don't believe that and neither do many financial experts.

   Yet retirement planning is not to be taken lightly. To live the way you want to -- the way you deserve to after all those years of hard work -- you need to plan and save now, on a regular basis, no matter what your other costs, no matter how small the amount, no matter what your current age. It may be easier if you start earlier, but it's never too late.

   Building a secure nest egg is indeed doable. Talk to your financial adviser about establishing your retirement planning roadmap, if you haven't already. And educate yourself by reading some of the many articles about how to save for retirement. Take control of your future by saving today. That way, when it comes time for retirement, you shouldn't have to think about any street but Easy Street.

Sincerely,

/S/ Edward J. Boudreau, Jr.
---------------------------

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

             BY ANNE MCDONLEY, VICE PRESIDENT AND PORTFOLIO MANAGER

                                  JOHN HANCOCK
                              GOLD & GOVERNMENT FUND

                 LACK OF INFLATION HELPS SPUR BOND MARKET RALLY,
                          BUT CONSTRAINS PRICE OF GOLD

Diminished fears of inflation and lower interest rates provided the fuel for a powerful bond rally over the past year. What set off the rally last November was the fact that investors began to believe that the interest-rate hikes made by the Federal Reserve Board in 1994 were enough to slow the economy's growth rate to a more moderate pace in 1995. Investors were further encouraged by the lack of any inflationary pressures. In response to moderated economic growth and subdued inflation, the Fed reversed its previous course and lowered the fed funds rate -- the rate banks charge each other for overnight loans -- by 0.25% in July. This action served to further cheer bond investors and helped extend the rally into the late fall.

   Meanwhile, gold tumbled late last year at the hands of speculative traders who were skeptical that the previous run- up in gold prices in early 1994 could continue. However, this year, the same lack of inflationary pressures that buoyed the bond market helped to keep the price of gold in a narrow range. During times of inflation, gold historically has served as a "safe haven" investment. But without evidence that inflation was spiraling out of control, investors shunned gold in favor of the stronger performing equity and bond markets both here and abroad. From January through October of this year, the price of gold remained within a narrow range between $380 an ounce and $393 an ounce. It was unable to break the $400 level.

   For the year ended October 31, 1995, the Fund's Class A and B shares had total returns of -5.66% and -6.32%, respectively, at net asset value. These returns were ahead of the average gold-oriented fund, which had a -13.50% total return, according to Lipper Analytical Services1. The Fund's returns, however, lagged the Lehman Government Bond Index, which was up 15.38%.


                                   [CAPTION]
 "...THE SAME LACK OF INFLATIONARY PRESSURES THAT BUOYED THE BOND MARKET HELPED
                 TO KEEP THE PRICE OF GOLD IN A NARROW RANGE."

[A 2 1/4" x 2 1/4" photo of Anne McDonley at bottom center. Caption reads: "Anne McDonley, Portfolio Manager"]

                   John Hancock Funds - Gold & Government Fund

[Pie chart with the heading 'Portfolio Diversification" at top of left hand column. The chart is divided into three sections. Going from top left to right:
Gold/Precious Metal Stocks 47%, Short-Term Investments and Other 7%, U.S. Government Bonds 46%. Footnote below reads: "As a percentage of net assets on October 31, 1995."]

GOLD FLAT IN 1995; OTHER METALS VOLATILE

Although the price of gold has been nearly flat so far in 1995, the stock prices of several of the Fund's gold mining and exploration companies have improved this year. That's due in part to the fact that the worldwide demand for gold has outstripped the supply. What's more, the holiday season typically generates an increased demand for jewelry made from gold. As a result, the earnings for some gold exploration and mining companies have been quite strong and their stock prices have risen. The shares of one of our largest holdings, Kinross Gold Corp., have risen in excess of 53% from the end of 1994, while Pan American Silver Corp. shares were up 80% from year end. Unfortunately, our gold share prices failed to rebound enough to wipe out their losses in the fourth quarter of last year. Hecla Mining, on the other hand, has depreciated in value by 30% so far in 1995 because of a write-off resulting from its overestimating the amount of high-grade ore in one of its mines.

   Unlike gold, the prices of other precious metals have been more volatile this year. Silver rebounded this year on limited supply and the hopes that it would be the next leader in the metals market. The price of copper was volatile, as investors pushed the commodity's price to new highs, only to shy away from it later. The price of platinum moved to new highs too, as rumors of new uses for the metal filtered through the market.

BEHIND THE TACTICAL MOVES

At the end of October 1994, there were many reasons to believe that gold stocks would outperform government bonds. Chief among them was that in the past, the Fed has had a difficult time achieving a "soft landing," in which inflation would stay low and the economy would grow at a moderate, but steady pace. With the economy growing at an annual rate of 5.1% in the fourth quarter, we reasoned that the economy was in danger of heating up and that the rate of inflation could rise. Under those conditions, bond prices would likely fall and gold could rise. So, at the beginning of the period, we had about 60% of the Fund's assets invested in gold and other precious metal stocks. The balance was in short-term U.S. Treasuries and cash.

   This strategy hurt the Fund's performance late last year, when gold stocks tumbled faster than expected, and in the new year, when the bond market's rally potential was thought to be at its peak. When the bond market's rally proved more resilient, we modified our mix to a more neutral 50/50 allocation between Treasuries/cash and precious metals stocks. As we changed our

                                   [CAPTION]
  "WHEN THE BOND MARKET'S RALLY PROVED MORE RESILIENT, WE MODIFIED OUR MIX..."

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Kinross Gold followed by an up arrow and the phrase "Strong management/good cash flows. The second listing is Pan American Silver followed by an up arrow and the phrase "Acquisitions increase market share." The third listing is Santa Fe Gold followed by a down arrow and the phrase "Delays in production." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]

                   John Hancock Funds - Gold & Government Fund

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1995." The chart is scaled in increments of 10% across the top, with -20% at the far left and 20% at the far right. Within the chart there are four solid bars one on top of the other. From top to bottom, the first represents the -5.66% total return for the John Hancock Gold & Government Fund, Class A. The second represents the -6.32% total return for the John Hancock Gold & Government Fund, Class B. The third represents the -13.50% total return for the average gold-oriented fund. The fourth represents the 15.38% return for the Lehman Brothers Government Bond index. A footnote below reads: "The total returns for John Hancock Gold & Government Fund are at net asset value with all distributions reinvested. The average gold-oriented fund is tracked by Lipper Analytical Services. (1) The Lehman Government Bond Index is an unmanaged index which measures the performance of U.S. government securities. See following page for historical performance information."]

Treasury holdings, we concentrated on high-yielding securities. If the market were to reverse course, their higher yields and price premiums could help insulate them from dramatic price declines. We held Treasuries for yield purposes and stocks for their total return potential.

CONSOLIDATING GOLD STOCKS

As we moved to a more neutral stance, we sold weaker gold and precious metal stocks that we thought lacked liquidity or the potential for price appreciation. However, we did hold onto the companies we believe are the strongest and best managed, with better prospects for growth. As we mentioned, our top performer was the Canadian-based Pan American Silver Corp. Its silver mine acquisitions in Mexico, Bolivia and Peru made it a major player in silver mining, and the stock price has nearly doubled since we bought it in mid-1994. Kinross Gold, with strong management and asset growth and good cash flow also did quite well. But not all of our gold holdings glittered. Santa Fe Pacific Gold was forced to delay production when it experienced a wall slide in its Twin Creeks mine, causing gold production to decline 18%. However, we think the company's prospects are still quite strong, and it represents good value among the larger capitalization North American gold companies.

OUTLOOK AND STRATEGY

We believe it is prudent to maintain a neutral stance, keeping roughly half of the Fund invested in Treasury securities and cash, and the other half in gold and other precious metals stocks. Right now there are no definitive signs where the economy, inflation and the bond market are headed. However, it's possible that the bond market's rally is near its last inning and doesn't have much room to improve further. If the Fed cuts interest rates again, we could see a short-term rise in bond prices, but the action probably won't be enough to extend the rally over a longer period.

   Many experts predict that gold prices are poised to go higher, mainly because demand continues to outpace supply. Eventually gold may break through the $400 an ounce barrier and go as high as $450. If that occurs, we expect the prices of gold stocks to rise in tandem and help the Fund's performance. However, there are plenty of things that could upset that optimism especially given gold's inability to break that barrier in 1995. Despite strong supply/ demand fundamentals, we'll continue to remain neutral on the gold market for now.


--------------------------------------------------------------------------------
(1) Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

                                   [CAPTION]
           "WE BELIEVE IT IS PRUDENT TO MAINTAIN A NEUTRAL STANCE..."

                             A LOOK AT PERFORMANCE


The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Gold & Government Fund. Total return is a performance measure that equals the sum of all dividend and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's average net assets. Performance figures include the maximum applicable sales charge of 5% for Class A shares. Prior to April 30, 1992, different sales charges were in effect for Class A shares and are not reflected in the performance data. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.


Note: Participant-directed defined-contribution plans with at least 100 eligible employees at inception of the Fund account may purchase Class A shares without an initial sales charge as of March 15, 1995. If those shares are redeemed, however, during the year following the calendar year end during which they were purchased, a contingent deferred sales charge will be assessed.

                            CUMULATIVE TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                             ONE        FIVE         TEN
                                             YEAR       YEARS       YEARS
                                             ----       -----       -----
John Hancock Gold & Government
  Fund: Class A                             (7.37%)    6.37%(1)       N/A
John Hancock Gold & Government
  Fund: Class B                             (8.10%)   21.89%         89.99%


                          AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                             ONE        FIVE         TEN
                                             YEAR       YEARS       YEARS
                                             ----       -----       -----
John Hancock Gold & Government
  Fund: Class A                             (7.37%)    1.67%(1)       N/A
John Hancock Gold & Government
  Fund: Class B                             (8.10%)    4.04%          6.63%

                                     YIELDS

AS OF OCTOBER 31, 1995

                                                                 SEC 30-DAY
                                                                   YIELD
                                                                   -----
John Hancock Gold & Government Fund: Class A                       1.42%
John Hancock Gold & Government Fund: Class B                       0.87%


                              NOTES TO PERFORMANCE
(1) Class A shares started on January 3, 1992.

                    WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Gold & Government Fund would be worth on October 31, 1995, assuming either you had invested on the day each class of shares started or have been invested for the most recent ten years and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in both the Lehman Government Bond Index and the Lipper Gold Fund Index. The Lehman Government Bond Index is an unmanaged index that measures the performance of U.S. Treasury bonds and U.S. Government Agency bonds. The Lipper Gold Fund Index is an unmanaged index of the ten largest funds within the gold fund category.

[Line chart with the heading Gold & Government Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines.

The first line represents the value of the Lehman Government Bond Index and is equal to $13,173 as of October 31, 1995. The second line represents the value of the Lipper Gold Fund Index and is equal to $12,684 as of October 31, 1995. The third line represents the value of the hypothetical $10,000 investment made in the Gold & Government Fund on January 3, 1992, before sales charge, and is equal to $10,274 as of October 31, 1995. The forth line represents the Gold & Government Fund after sales charge and is equal to $9,758 as of October 31, 1995.]

[Line chart with the heading Gold & Government Fund: Class B, representing the growth of a hypothetical $10,000 investment over the most recent 10 years. Within the chart are three lines.

The first line represents the value of the Lehman Government Bond Index and is equal to $25,053 as of October 31, 1995. The second line represents the value of the Lipper Gold Fund Index and is equal to $20,075 as of October 31, 1995. The third line represents the value of the hypothetical $10,000 investment made in the Gold & Government Fund on October 31, 1985, before contingent deferred sales charge, and is equal to $17,227.]

*No contingent deferred sales charge applicable.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Gold & Government Fund

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   United States government and agencies
     obligations (cost - $16,415,727) ........................     $ 16,199,018
   Common stocks (cost - $12,705,916) ........................       13,954,615
   Preferred stocks (cost - $2,521,200) ......................        2,520,000
   Short-term investments (cost - $334,000) ..................          334,000
   Corporate savings account .................................              745
                                                                    -----------
                                                                     33,008,378
  Receivable for shares sold .................................              977
  Receivable for investments sold ............................        1,810,885
  Interest receivable ........................................          472,857
  Dividends receivable .......................................           26,880
  Other assets ...............................................            7,553
                                                                    -----------
                    Total Assets .............................       35,327,530
                    -----------------------------------------------------------
LIABILITIES:
  Payable for shares repurchased .............................           19,743
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B .......................................           35,150
  Accounts payable and accrued expenses ......................           54,038
                                                                    -----------
                    Total Liabilities ........................          108,931
                    -----------------------------------------------------------
NET ASSETS:
  Capital paid-in ............................................       46,354,966
  Accumulated net realized loss on investments,
   financial futures contracts and foreign
   currency transactions .....................................      (12,267,172)
  Net unrealized appreciation of investments .................        1,030,790
  Undistributed net investment income ........................          100,015
                                                                     ----------
                    Net Assets ...............................     $ 35,218,599
                    ===========================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $18,299,704 / 1,386,291 ..........................     $      13.20
  =============================================================================
  Class B - $16,918,895 / 1,284,093 ..........................     $      13.18
  =============================================================================
MAXIMUM OFFERING PRICE PER SHARE*
  Class A - ($13.20 x 105.26%) ...............................     $      13.89
  =============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET LOSSES FOR THE PERIOD STATED.


STATEMENT OF OPERATIONS
Year ended October 31, 1995
-------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest ......................................................   $ 1,669,566
  Dividends (net of foreign withholding taxes
   of $9,576) ...................................................       202,310
                                                                      ---------
                                                                      1,871,876
                                                                      ---------
  Expenses:
   Investment management fee - Note B ...........................       354,905
   Distribution/service fee - Note B
     Class A ....................................................        49,874
     Class B ....................................................       274,154
   Transfer agent fee - Note B ..................................       112,262
   Custodian fee ................................................        42,500
   Auditing fee .................................................        37,003
   Printing .....................................................        19,830
   Registration and filing fees .................................         9,605
   Trustees' fees ...............................................         7,397
   Miscellaneous ................................................         1,828
   Legal fees ...................................................         1,051
                                                                      ---------
                    Total Expenses ..............................       910,409
                    -----------------------------------------------------------
                    Net Investment Income .......................       961,467
                    -----------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON
INVESTMENTS, FINANCIAL FUTURES CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on investments sold .........................   ( 3,599,702)
  Net realized loss on financial futures contracts ..............   (   139,109)
  Net realized loss on foreign currency transactions ............   (     1,590)
  Change in net unrealized appreciation/depreciation
   of investments and financial futures contracts ...............   (   277,671)
                                                                      ---------
                    Net Realized and Unrealized
                    Loss on Investments, Financial
                    Futures Contracts and
                    Foreign Currency Transactions ...............   ( 4,018,072)
                    ------------------------------------------------------------
                    Net Decrease in Net Assets
                    Resulting from Operations ...................   ($3,056,605)
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                  John Hancock Funds - Gold & Government Fund

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           YEAR ENDED OCTOBER 31,
                                                                                                       ----------------------------
                                                                                                           1995            1994
                                                                                                       ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income .............................................................................  $    961,467    $  2,406,590
  Net realized loss on investments sold, financial futures contracts
   and foreign currency transactions ................................................................ (   3,740,401)  (   7,084,743)
  Change in net unrealized appreciation/depreciation of investments
   and financial futures contracts .................................................................. (     277,671)  (   3,014,455)
                                                                                                       ------------    ------------
   Net Decrease in Net Assets Resulting from Operations ............................................. (   3,056,605)  (   7,692,608)
                                                                                                       ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
   Class A - ($0.3546 and $0.6674 per share, respectively) .......................................... (     461,398)  (     803,396)
   Class B - ($0.2571 and $0.5659 per share, respectively) .......................................... (     471,583)  (   1,761,166)
  Distributions from net realized gain on investments sold and financial futures contracts
   Class A - (none and $0.2390 per share, respectively) .............................................       -----     (     291,352)
   Class B - (none and $0.2390 per share, respectively) .............................................       -----     (     753,474)
                                                                                                       ------------    ------------
     Total Distributions to Shareholders ............................................................ (     932,981)  (   3,609,388)
                                                                                                       ------------    ------------

FROM FUND SHARE TRANSACTIONS -- NET* ................................................................ (  16,252,479)  (   5,494,834)
                                                                                                       ------------    ------------

NET ASSETS:
  Beginning of period ...............................................................................    55,460,664      72,257,494
                                                                                                       ------------    ------------
  End of period (including undistributed net investment
   income of $100,015 and $73,119, respectively) ....................................................  $ 35,218,599    $ 55,460,664
                                                                                                       ============    ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                             YEAR ENDED OCTOBER 31,
                                                                         -------------------------------------------------------
                                                                                    1995                         1994
                                                                         ---------------------------  -------------------------
                                                                           SHARES         AMOUNT        SHARES        AMOUNT
                                                                         -----------   ------------   -----------  ------------
CLASS A
  Shares sold ........................................................     910,305      12,990,091     310,979    $ 4,916,203
  Shares issued to shareholders in reinvestment of distributions .....      26,761         375,618      57,814        900,802
                                                                         -----------  ------------   -----------   ----------
                                                                           937,066      13,365,709     368,793      5,817,005
  Less shares repurchased ............................................  (  698,341)  (   9,602,941)  ( 426,433)  (  6,603,119)
                                                                         -----------  ------------   -----------   ----------
  Net increase (decrease) ............................................     238,725    $  3,762,768   (  57,640)  ($   786,114)
                                                                         ===========  ============   ===========   ==========
CLASS B
  Shares sold ........................................................     985,367    $13,372,127      557,733    $ 8,893,162
  Shares issued to shareholders in reinvestment of distributions .....      24,145        334,553      117,910      1,843,490
                                                                         -----------  ------------   -----------   ----------
                                                                         1,009,512     13,706,680      675,643     10,736,652
  Less shares repurchased ............................................  (2,446,361)  ( 33,721,927)  (1,026,605)  ( 15,445,372)
                                                                         -----------  ------------   -----------   ----------
  Net decrease .......................................................  (1,436,849)  ($20,015,247)  (  350,962)  ($ 4,708,720)
                                                                         ===========  ============   ===========   ==========

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS YEAR. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, DISTRIBUTIONS PAID TO SHAREHOLDERS, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD, REINVESTED AND REDEEMED DURING THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Gold & Government Fund


FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
-------------------------------------------------------------------------------------------------------------------------------
                                                                                               YEAR ENDED OCTOBER 31,
                                                                                  ---------------------------------------------
                                                                                    1995        1994        1993        1992(a)
                                                                                  -------      -------     -------      -------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period.....................................       $ 14.35      $ 16.91     $ 15.19      $ 15.31
                                                                                  -------      -------     -------      -------
  Net Investment Income....................................................          0.37         0.63        0.76**       0.72
  Net Realized and Unrealized Gain (Loss) on Investments, Financial
   Futures Contracts, Foreign Currency
    Transactions and Written Options....                                          (  1.17)     (  2.28)       1.76      (  0.21)
                                                                                  -------      -------     -------      -------
     Total from Investment Operations......................................       (  0.80)     (  1.65)       2.52         0.51
                                                                                  -------      -------     -------      -------

  Less Distributions:
  Dividends from Net Investment Income.....................................       (  0.35)     (  0.67)    (  0.80)     (  0.63)
  Distributions in excess of Net Realized Gains
    on Investments Sold, Written Options and
    Financial Futures Contracts............................................        -----         (0.24)     -----        -----
                                                                                  -------      -------     -------      -------
     Total Distributions...................................................       (  0.35)     (  0.91)    (  0.80)     (  0.63)
                                                                                  -------      -------     -------      -------
  Net Asset Value, End of Period...........................................       $ 13.20      $ 14.35     $ 16.91      $ 15.19
                                                                                  =======      =======     =======      =======
  Total Investment Return at Net Asset Value (c)...........................         (5.66%)     (10.10%)     17.10%        3.44%(b)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted)................................       $18,300      $16,469     $20,385      $17,593
  Ratio of Expenses to Average Net Assets..................................         1.60%        1.53%       1.59%        1.68%*
  Ratio of Net Investment Income to Average Net Assets.....................         2.72%        4.02%       4.84%        5.49%*
  Portfolio Turnover Rate..................................................           55%         147%        118%         209%

THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: THE NET INVESTMENT INCOME, GAINS (LOSSES), DIVIDENDS AND TOTAL INVESTMENT RETURNS OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Gold & Government Fund


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED OCTOBER 31,
                                                                          ------------------------------------------------
                                                                            1995      1994      1993       1992     1991
                                                                          -------    -------   -------    -------  -------
CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period...............................     $ 14.33    $ 16.89   $ 15.17    $ 15.13  $ 14.51
                                                                          -------    -------   -------    -------  -------
  Net Investment Income..............................................        0.25       0.53      0.69**     0.83     0.87+
  Net Realized and Unrealized Gain (Loss) on Investments, Financial
   Futures Contracts, Foreign Currency Transactions and
    Written Options..................................................     (  1.14)   (  2.28)     1.76       0.11     0.76
                                                                          -------    -------   -------    -------  -------
     Total from Investment Operations................................     (  0.89)   (  1.75)     2.45       0.94     1.63
                                                                          -------    -------   -------    -------  -------
  Less Distributions:
  Dividends from Net Investment Income...............................     (  0.26)   (  0.57)  (  0.73)   (  0.90) (  1.01)
  Distributions in excess of Net Realized
   Gain on Investments Sold, Written
   Options and Financial Futures Contracts...........................       -----    (  0.24)    -----      -----    -----
                                                                          -------    -------   -------    -------  -------
  Total Distributions................................................     (  0.26)   (  0.81)  (  0.73)   (  0.90) (  1.01)
                                                                          -------    -------   -------    -------  -------
  Net Asset Value, End of Period.....................................     $ 13.18    $ 14.33   $ 16.89     $15.17  $ 15.13
                                                                          =======    =======    =======   =======  =======
  Total Investment Return at Net Asset Value (c).....................     ( 6.32%)   (10.70%)   16.56%      6.42%   11.78%+

Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted)..........................     $16,919    $38,992   $51,872    $36,103  $56,928
  Ratio of Expenses to Average Net Assets............................       2.32%      2.18%     2.11%      1.63%    1.82%+
  Ratio of Net Investment Income to Average Net Assets...............       1.83%      3.41%     4.29%      5.56%    5.96%+
  Portfolio Turnover Rate............................................         55%       147%      118%       209%     134%

  * On an annualized basis.
 ** On average month end shares outstanding.
(a) Class A shares commenced operations on January 3, 1992.
(b) Not annualized.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
  + Reflects expense limitations in effect during the year indicated (see Note
    B). As a result of such limitations, expenses of Class B shares for the year ended, October 31, 1991 reflect reductions of $0.01 per share. Absent of such reductions, for the year ended October 31, 1991, the ratio of expenses to average net assets would have been 1.91% and the ratio of net investment income to average net assets would have been 5.87%. Without the reimbursement, total investment return would be lower.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Gold & Government Fund

SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY GOLD & GOVERNMENT FUND ON OCTOBER 31, 1995. IT'S DIVIDED INTO FOUR MAIN CATEGORIES:
U.S. GOVERNMENT AND AGENCIES OBLIGATIONS, COMMON STOCKS, PREFERRED STOCKS AND SHORT-TERM INVESTMENTS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

                                                                                           PAR VALUE
                                                                     INTEREST   MATURITY    (000'S       MARKET
ISSUER, DESCRIPTION                                                    RATE       DATE      OMITTED)      VALUE
-------------------                                                    ----       ----      -------       -----
U.S. GOVERNMENT AND AGENCIES OBLIGATIONS
GOVERNMENTAL--U.S. (46.00%)
  United States Treasury, Note...................................      9.375%   04-15-96     $3,000   $ 3,049,680
  United States Treasury, Note...................................      9.000    05-15-98      6,300     6,787,242
  United States Treasury, Bond...................................     13.125    05-15-01      2,000     2,681,240
  United States Treasury, Bond...................................     13.375    08-15-01      2,700     3,680,856
                                                                                                      -----------

                                                                   TOTAL U.S. GOVERNMENT
                                                                AND AGENCIES OBLIGATIONS
                                                                      (Cost $16,415,727)    (46.00%)   16,199,018
                                                                                            ------    -----------

                                                                                           NUMBER OF SHARES
                                                                                           ------ -- ------
COMMON STOCKS
GOLD AND MINING PRODUCTS (39.62%)
  Battle Mountain Gold Co.........................................                    55,000              419,375
  Hecla Mining Co.**..............................................                   200,000            1,475,000
  Hemlo Gold Mines, Inc. (Canada).................................                    50,000              412,500
  Kinross Gold Corp. (Canada)**...................................                   500,000            3,625,000
  Newmont Gold Co.................................................                    35,000*           1,260,000
  Pan American Silver Corp. (Canada)**............................                   100,000*             662,500
  Placer Dome, Inc. (Canada) .....................................                    32,000              700,000
  Prime Resource Group Inc. (Canada)**............................                   281,800            2,042,740
  Santa Fe Pacific Gold Corp......................................                   100,000              987,500
  Stillwater Mining Co.**.........................................                   100,000*           1,687,500
  TVX Gold, Inc. (Canada)**.......................................                   105,000              682,500
                                                                                                       ----------
                                               TOTAL COMMON STOCKS
                                               (Cost $ 12,705,916)                   (39.62%)          13,954,615
                                                                                     -------           ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Gold & Government Fund

ISSUER, DESCRIPTION                                                                               NUMBER OF SHARES  MARKET VALUE
--------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS
GOLD AND MINING PRODUCTS (7.16%)

  Freeport-McMoRan Copper & Gold, Inc., Ser SILV**..........................................           120,000      $ 2,520,000
                                                                                                                     ----------
                                                                      TOTAL PREFERRED STOCKS
                                                                          (Cost $ 2,521,200)            (7.16%)       2,520,000
                                                                                                        ------       ----------

                                                                                                      PAR VALUE
                                                                         INTEREST     MATURITY         (000'S
                                                                           RATE         DATE           OMITTED)
                                                                           ----         ----           --------
SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (0.95%)
  Investment in a joint repurchase agreement
   transaction with SBC Capital Markets Inc.--
   Dated 10-31-95, Due 11-01-95
   (secured by U.S. Treasury Bond, 8.75%
   Due 05-15-17, U.S. Treasury Note, 5.750%
   Due 09-30-97) Note A............................................       5.890%      11-01-95            $334          334,000
CORPORATE SAVINGS ACCOUNT (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 3.00%..............................................                                                         745
                                                                                                                    -----------

                                                                  TOTAL SHORT-TERM INVESTMENTS         (00.95%)         334,745
                                                                                                       -------      -----------
                                                                             TOTAL INVESTMENTS         (93.73%)     $33,008,378
                                                                                                       =======      ===========


 * Securities, other than short-term investments, newly added to the portfolio during the period ended October 31, 1995.
** Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.





                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Gold & Government Fund

NOTE A --
ACCOUNTING POLICIES

Freedom Investment Trust (the "Trust") is an open-end investment management company, registered under the Investment Company Act of 1940. The Trust consists of five series portfolios: John Hancock Gold & Government Fund (the "Fund"), John Hancock Regional Bank Fund, John Hancock Sovereign U.S. Government Income Fund, John Hancock Sovereign Achievers Fund and John Hancock Managed Tax-Exempt Fund. Prior to January 1, 1995, John Hancock Gold & Government Fund was known as John Hancock Freedom Gold & Government Fund and John Hancock Regional Bank Fund was known as John Hancock Freedom Regional Bank Fund.

   The Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan, have exclusive voting rights regarding such distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $11,789,591 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The carryforwards expire as follows:
October 31, 2002 -- $8,066,420, and October 31, 2003 -- $3,723,171

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously. EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed

                         NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Gold & Government Fund


equitable, taking into consideration, among other things the nature and type of expense and the relative sizes of the Funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", will be recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At October 31, 1995, there were no open position in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

   The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the

                         NOTES TO FINANCIAL STATEMENTS

                  John Hancock Funds - Gold & Government Fund

Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   There were no written option transactions for the period ended October 31, 1995.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

   John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. Prior to January 1, 1995, JH Funds was known as John Hancock Broker Distribution Services, Inc. For the period ended October 31, 1995, net sales charges received on sales of Class A shares amounted to $3,733. Out of this amount, $557 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,128 was paid as sales commissions to unrelated broker-dealers and $2,048 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include FDC, Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1995 the contingent deferred sales charges paid to JH Funds amounted to $66,652.

   In addition, to reimburse the Co-Distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the Co-Distributors for distribution and service expenses, at an annual rate not exceed 0.30% of Class A

                       NOTES TO FINANCIAL STATEMENTS
                John Hancock Funds - Gold & Government Fund


average daily net assets and 1.00% of Class B average daily net assets to reimburse the Co-Distributors for their distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In order to comply with this rule, the 12b-1 fee on Class B shares was decreased to 0.95% effective August 1, 1995 and decreased to 0.90% effective October 1, 1995.

   The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to January 1, 1995, Investor Services was known as John Hancock Fund Services, Inc. Prior to January 1, 1995, the Fund paid a monthly transfer agent fee equivalent, on an annual basis, to 0.23% and 0.25% of the average daily net asset value of Class A and Class B shares of the Fund, respectively, plus out of pocket expenses incurred by Investor Services on behalf of the Fund.

   For the period January 1, 1995 and through September 30, 1995 Class A and Class B shares paid transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. For the eleven months ended September 30, 1995 the transfer agent expense, calculated as a class specific expense was $34,231 for Class A and $70,396 for Class B, respectively. Effective October 1, 1995 transfer agent expense is being treated as a fund expense based on the number of shareholder accounts in the Fund and certain out-of-pocket expenses.

   Edward J. Boudreau, Jr. is a director and officer of the Adviser and its affiliates, as well as a Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other then obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1995, aggregated $4,466,153 and $17,809,838, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $19,566,429 and $17,879,328, respectively, during the period ended October 31, 1995.

   The cost of investments owned at October 31, 1995 for Federal Income Tax purposes was $32,438,784. Gross unrealized appreciation and depreciation of investments aggregated $2,191,951 and $1,623,102, respectively, resulting in net unrealized appreciation of $568,849.

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended October 31, 1995, the Fund has reclassified $1,590 from accumulated net realized loss on investments sold to undistributed net investment income. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

                  John Hancock Funds - Gold & Government Fund



REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders of John Hancock Gold & Government Fund and the Trustees of Freedom Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Gold & Government Fund (the "Fund") (formerly known as John Hancock Freedom Gold & Government Fund) (a portfolio of Freedom Investment Trust) at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 14, 1995


TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended October 31, 1995.

   Shareholders will receive a 1995 U.S. Treasury Department Form 1099-DIV in January of 1996. This will reflect the total of all distributions which are taxable for the calendar year 1995.

   For the fiscal year ending October 31, 1995, 15.95% of the ordinary income distributions qualify for the dividends received deduction.

                                      NOTES

                   John Hancock Funds - Gold & Government Fund

[LOGO] JOHN HANCOCK FUNDS                                           Bulk Rate
A GLOBAL INVESTMENT MANAGEMENT FIRM                               U.S. Postage
101 HUNTINGTON AVENUE BOSTON, MA 02199-7603                           PAID
                                                                  Brockton, MA
                                                                 Permit No. 582


[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."]

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]


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     This report is for the information of shareholders of the John Hancock Gold
& Government Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.